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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20459
                                   ----------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                          Date of report: March 5, 2003
                        (Date of earliest event reported)




                              LTC PROPERTIES, INC.
             (Exact name of Registrant as specified in its charter)



           Maryland                      1-11314                 71-0720518
(State or other jurisdiction of   (Commission file number)     (I.R.S. Employer
 incorporation or organization)                               Identification No)



                     22917 Pacific Coast Highway, Suite 350
                            Malibu, California 90265
                    (Address of principal executive offices)


                                 (805) 981-8655
              (Registrant's telephone number, including area code)



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Item 7.-- Financial Statements, Pro Forma Financial Statements and Exhibits
(c)      Exhibits.
         The following exhibit is filed with this Form 8-K:
         99.1     Press Release dated March 5, 2003.


Item 9. -- Regulation FD Disclosure
Pursuant to Securities and Exchange Commission Release No. 33-8216, dated March 27, 2003, the information provided herein is being furnished under Item 12 of Form 8-K.

LTC Properties, Inc. ("LTC") issued a press release on March 5, 2003, announcing results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Such information shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                    SIGNATURE


Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               LTC PROPERTIES, INC.



Dated:  March 5, 2003                          By: /s/  WENDY L. SIMPSON
                                                  -----------------------------
                                                         Wendy L. Simpson
                                                         Vice Chairman and
                                                         Chief Financial Officer




                                  EXHIBIT INDEX

Exhibit 99.1      Press Release issued March 5, 2003.